UNISYS


LICENSE AND
SERVICE AGREEMENT



AGREEMENT NUMBER
90110417



CUSTOMER NAME & MAILING ADDRESS
Bank of Santa Maria
2739 Santa Maria Way
Santa Maria, CA 93455



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Unisys will license Software and provide Software Support and Equipment
Maintenance Services, and Customer agrees to accept the Software and Services under the following terms and conditions:


1.  DEFINITIONS

1.1 Software means the object code version of computer programs and any related documentation, excluding maintenance diagnostics. Software also means the source code version, where provided by Unisys.

1.2 Products means equipment, Software and documentation, including manuals and education materials.

1.3 Software Processing Unit ("SPU") means equipment which controls and executes Software.

1.4 Services means all forms of maintenance, support and education for Products.

1.5 Proprietary Information means Software, documentation, including manuals, and any other information confidential to Unisys or its licensors.

1. 6 Installation Date means the date Unisys completes installation (as determined by Unisys) or, if equipment or Software is to be installed by Customer, the tenth day following shipment.

2.  EFFECTIVE DATE

This Agreement will become effective when signed by duly authorized representatives of both parties and will continue in effect so long as Customer continues to use the equipment at the site where originally installed or until terminated according to its terms.

3.  SCHEDULES - ORDERING PROCEDURE

3.1 Unisys will furnish to Customer and Customer will accept and pay for the Products and Services itemized on the following Schedules which, together with the terms on the Schedules, are an integral part of this Agreement.

A.  Equipment Maintenance Services

B.  Software Licenses and Support Services

C.  Systems Services

All references to Software and Services in this Agreement are to the Software and Services listed on the Schedules and on any Supplemental Schedules submitted to and accepted by Unisys pursuant to Section 3.2 and to any Products and Services supplied by Unisys with such listed Products and Services.

3.2 Customer may order additional Software and Services under this Agreement by submitting properly completed Unisys Schedules. All Schedules will refer to this Agreement by number and will be signed by Customer. All education lecture courses must be ordered on a Customer Course Enrollment Application.

3.3 All orders are subject to acceptance by Unisys and the Unisys policies and charges in effect on the date of acceptance will apply. By Acceptance Unisys will be effective when communicated in writing to Customer. The receipt or deposit by Unisys of Customer down payment will not constitute acceptance of an order. Any down payment received from Customer will be returned if the order is not accepted by Unisys.

4.  INSTALLATION

4.1 Customer will install all items of equipment with the designation "Y" in the Customer-Installable column, when there is no charge listed in the Installation Charge column of Schedule A. Unisys will install all other items of equipment.

4.2 Customer will install all Software in accordance with specifications provided by Unisys. Unisys will install all items of Software for which a fixed installation charge is indicated on Schedule C.

4.3 Customer may arrange for installation by Unisys of Customer-Installable Products, subject to the then current standard Unisys charges and conditions.

4.4 If additional labor and rigging is required for installation due to Customer's special site requirements, Customer will pay those costs including costs to meet union or local law requirements.

5.  PAYMENT

5.1  Charges for Products will be invoiced upon shipment.


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5.2  Charges for Equipment Maintenance Services and Software Support Services
will be invoiced in advance, monthly or annually, or at other periodic intervals indicated in the applicable Schedule following the Installation Date; otherwise, charges will be invoiced after the services are performed.

5.3 Charges for Systems Services will be invoiced after the services are performed.

5.4 All charges must be paid no later than 30 days from invoice date except for Equipment Maintenance Services charges which are due on the commencement date of the services. Unisys may impose a late payment charge equal to the lesser of
(a) 1 1/2% per month or (b) the maximum rate allowed by law.

6.  TAXES

6.1 Customer will pay any tax Unisys becomes obligated to pay by virtue of this Agreement, exclusive of taxes based on the net income of Unisys.

6.2 All personal property and similar taxes assessed after shipment will be paid by Customer.

7.  PRICE PROTECTION

7.1 The charges for Products in any accepted order will remain firm through delivery, unless through no fault of Unisys shipment takes place more than one year after the date of the order. If Unisys notifies Customer that an increase in charges will apply to its order, Customer may terminate the affected part of its order by giving written notice to Unisys within ten days of the date of notification of the increase.

7.2 Equipment Maintenance Services charges will not be increased during the initial one-year term, but may be increased thereafter upon 30 days' prior written notice to Customer.

7.3 Charges for Software Licenses, Software Support Services and Systems Services will not be increased during any one-year term, but may be increased prior to any subsequent term upon 30 days' prior written notice to Customer. If the services are contracted on a month-to-month basis, the charges may be increased at any time following 30 days' notice.

8.  CUSTOMER'S OPERATIONAL RESPONSIBILITIES

8.1 Customer acknowledges it had independently determined that the Products and Services ordered under this Agreement meet its requirements.

8.2 Customer has sole responsibility for use of the Products, including operating procedures, audit controls, accuracy and security of input and output data, restart and recovery routines, and other procedures necessary for Customer's intended use of the Products.

8.3 Customer will ensure that its personnel are, at all times, educated and trained in the proper use and operation of the Products and that the Products are used in accordance with applicable Unisys manuals and instructions.

8.4 Customer will maintain back-up data necessary to replace critical Customer data in the event of loss or damage to such data from any cause.

9.  PROTECTION OF PROPRIETARY INFORMATION

9.1 Customer will keep in confidence and protect Proprietary Information from disclosure to third parties and restrict its use as provided in this Agreement. Customer acknowledges that unauthorized disclosure of Proprietary Information may cause substantial economic loss to Unisys or its licensors. All materials containing Proprietary Information will be marked with "Proprietary", "Confidential" or in a manner which gives notice of its proprietary nature. Proprietary Information will not be copied, in whole or in part, except when essential for correcting, generating or modifying Proprietary Information for Customer's authorized use. Each copy, including its storage media, will be marked by Customer with all notices which appear on the original.

9.2 Upon termination or cancellation of any license granted under this Agreement, Customer will destroy (and, in writing, certify destruction) or return to Unisys all copies of the Software, the license for which has been so terminated or canceled, and any other related Proprietary Information in Customer's possession (including Proprietary Information incorporated in other software or writings).

9.3 Customer will inform its employees of their obligations under this Section and instruct them so as to insure such obligations are met.


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9.4  This Section will survive termination or cancellation of this Agreement.

10.  LICENSE

10.1 Unisys grants to Customer a personal, non-exclusive and non-transferable license to use Software and related documentation according to the terms and conditions of this Agreement, including Schedule B, solely for Customer's internal data processing requirements on a single Unisys SPU in the United States on which the Software is initially installed. Customer's use of Software will be governed by additional conditions which Unisys may provide on or prior to delivery of Software.

10.2 Customer may modify any Unisys application Software and may combine such with other programs or material to form an updated work, provided that upon discontinuance or termination of the license, the Unisys application Software will be removed from the updated work and returned to Unisys.

10.3 Customer will not decompile or disassemble any Software provided under this Agreement or modify Software which bears a copyright notice of any third party. Customer will make and maintain no more than one archival copy of each item of Software, and each copy will contain all legends and notices and will be subject to the same conditions and restrictions as the original.

10.4 If the SPU on which any item of Software is licensed becomes temporarily unavailable, use of such Software may be temporarily transferred to an alternative system.

10.5 If Customer desires to use Software in a service bureau mode, or at another location, or for more than one SPU, Customer shall request prior permission in writing from Unisys. Unisys will then advise Customer whether, and under what terms and conditions, Unisys will license the Software as requested.

10.6 This Agreement does not transfer to Customer title to any intellectual property contained in any Software, documentation or Proprietary Information.

11.  EQUIPMENT MAINTENANCE SERVICES

11.1 Equipment Maintenance Services are the provision of replacement parts (excluding removable media and consumable supplies), parts installation, and field installation of necessary engineering changes to maintain equipment in good working order.

11.2 To enable Unisys properly to provide Equipment Maintenance Services, Customer will (a) maintain the operating environment in accordance with Unisys specifications, (b) provide adequate working and storage space for use by Unisys personnel near the equipment, (c) provide Unisys full access to the equipment, subject only to Customer's security rules, (d) follow Unisys procedures for determining if remedial service is required, and (e) follow Unisys instructions for obtaining off-site maintenance, if applicable.

11.3 Equipment parts which are removed for replacement by Unisys becomes the property of Unisys.

11.4 Customer acknowledges that maintenance support materials for equipment and Software located at Customer's facility, including, without limitation, diagnostic software, are the property of and include Proprietary Information of Unisys. Customer assures that such materials will be used only by Unisys maintenance personnel, and that Unisys has the right to remove such materials from Customer's facility at any time.

11.5 To determine eligibility and prerequisites for Equipment Maintenance Services, Unisys may require inspection, at Customer expense, of equipment which
(a) has not been maintained continuously by Unisys from the date of purchase by Customer or (b) has been relocated.

11.6 All system components and peripherals which are located at the same site and interconnected with Unisys signal and power cables or their equivalent and which are subject to Equipment Maintenance Services hereunder are required to be subject to the same designated remedial maintenance hours, as identified in the maintenance services schedule.

12.  SOFTWARE SUPPORT SERVICES

12.1 Unisys offers Software Support Services for all Software warranted by Unisys, and for some unwarranted Software.

12.2 When Unisys issues a revision level for an item of Software, it will continue to support the previous level for a period of not less than six months.


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12.3  Unisys may eliminate Software Support Services or change the levels of support available for an item of Software upon six months' written notice or at the expiration of the then current term for Software Support Services, whichever occurs earlier.

13.  SYSTEMS SERVICES

13.1 Unisys will endeavor to provide Systems Services on a timely basis subject to availability of qualified personnel and the difficulty and scope of the services to be provided.

13.2 Unisys may assign, reassign and substitute personnel at any time and may provide the same or similar services and materials to other customers.

13.3 Systems Services supplied by Unisys under this Agreement are provided to assist Customer. Customer, not Unisys, will be responsible for determining objectives and obtaining the desired results.

13.4 Any ideas, concepts, know-how or data-processing techniques, Software or documentation developed by Unisys personnel (alone or jointly with Customer) in connection with Systems Services provided to Customer will be the exclusive property of Unisys. Unisys grants to Customer a non-exclusive, royalty-free license to use the Software in accordance with the terms of this Agreement.

14.  WARRANTIES AND DISCLAIMERS

14.1 EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE. UNISYS DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AS TO BOTH UNISYS AND NON-UNISYS PRODUCTS. UNISYS WARRANTIES EXTEND SOLELY TO CUSTOMER.

14.2  Maintenance Warranty and Disclaimers

Unisys warrants that the equipment will be maintained in good working order provided that it is continuously subject to Unisys Equipment Maintenance Services and under normal use. Unisys sole and exclusive obligations under this warranty will be to repair such equipment. Maintenance services do no cover repair or damage attributable to (i) non-Unisys products and services, (ii) accidents, misuse, negligence or failure of Customer to follow instructions for proper use, care and cleaning of equipment, (iii) external factors (e.g. failure or fluctuation of electrical power or air conditioning), or (iv) failure by Customer to comply with Unisys environmental specifications.

14.3  Software Warranty and Disclaimers

(a) Each item of Software with the designation "W" on Schedule B is, in its unaltered form, warranted for 90 days from its Installation Date to conform substantially to the then current published functional specifications, provided such Software is used in a manner consistent with any applicable Unisys minimum equipment and Software configuration specifications. Unisys will satisfy this warranty if it makes reasonable efforts to correct such errors reflecting significant deviations from the functional specifications as are reported by Customer to Unisys during such warranty period.

(b) Because not all errors in Software can or need be corrected, Unisys does not warrant that all Software defects will be corrected. Similarly, Unisys does not warrant that the functions contained in the Software will meet Customer's requirements or that the Software will operate in combinations selected for use by Customer.

(c) All other Software delivered by Unisys, including non-Unisys Software, is licensed "AS IS". In the case of non-Unisys Software, Customer agrees to look solely to the warranties and remedies, if any, provided by the Unisys licensor or vendor.

15.  ALTERATIONS AND ATTACHMENTS

15.1 If Unisys is providing Equipment Maintenance or Software Services, Customer will give Unisys prior written notice of any proposed alterations or attachments to equipment. Unisys has no obligation to provide Equipment Maintenance Services for non-Unisys attachments or altered equipment or to provide Software Support Services or modified Software. Should Unisys agree to maintain, support or correct altered Products, Unisys may impose additional charges.

15.2 Unisys is not responsible for any malfunction, non-performance or degradation of performance of Products, supplies or maintenance support materials


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caused by or resulting directly or indirectly from any alteration or attachment.

15.3 Unisys warranties will not apply if attachment of non-Unisys equipment or alteration of Products directly or indirectly results in any malfunction, non-performance or degradation of performance of Unisys Products; in addition, Customer will be solely responsible for resulting infringement, personal injury or damage to property and Products.

15.4 For purposes of this Agreement, "alterations" includes, but is not limited to , the incorporation of non-Unisys components, boards and subassemblies into equipment, as well as modifications to Software. "Attachments" includes, but is not limited to, any non-Unisys equipment, components or devices which are connected to Unisys Products.

16.  LIMITATION OF LIABILITY

16.1 Unless further limited elsewhere in this Agreement, the entire liability of Unisys and Customer's exclusive remedy for damages from any cause related to or arising out of this Agreement, regardless of the form of action, whether in contract or in tort, will not exceed the greater of (a) $100,000 or (b) the charges paid to Unisys during the 24-months period immediately prior to Customer's notice pursuant to Section 19 for the Software or Services which are the subject matter of or directly related to the causes of action asserted. This Section 16.1 does not apply to claims covered by Section 17.

16.2 In no event will Unisys be liable for (a) any incidental, indirect, special or consequential damages, including, but not limited to, loss of use, revenues, profits or savings, even if Unisys knew or should have known of the possibility of such damages, (b) claims, demands or actions against Customer by any person, except as provided in Section 17, or (c) loss of or damage to Customer data from any cause.

16.3 The entire liability of Unisys and Customer's exclusive remedy for any defective non-Unisys Products provided under this Agreement, is limited to their return to Unisys within 90 days after shipment for refund of the amount paid to Unisys for such Products (not including any amounts paid for related Services).

16.4 Unisys may direct Customer to third parties having products or services which may be of interest to Customer for use in conjunction with the Products. Notwithstanding any Unisys recommendation, referral or introduction, Customer will independently investigate and test third-party products and services and will have sole responsibility for determining suitability for use of third-party products and services. Unisys has no liability with respect to claims relating to or arising from use of third-party products and services.

17.  PATENT, COPYRIGHT AND TRADE SECRET INDEMNIFICATION FOR SOFTWARE

17.1 Unisys, at its own expense, will defend and indemnify Customer against claims that Unisys Software furnished under this Agreement infringes a United States patent or copyright or misappropriates trade secrets protected under United States law, provided Customer (a) gives Unisys prompt written notice of such claims pursuant to Section 19, (b) permits Unisys to defend or settle the claims, and (c) provides all reasonable assistance to Unisys in defending or settling the claims.

17.2 As to any Software which is or, in the opinion of Unisys, may become subject to a claim of infringement or misappropriation, Unisys may elect to (a) obtain the right of continued use of such Software for Customer or (b) replace or modify such Software to avoid such claim. If neither alternative is available on commercially reasonable terms, then, at the request of Unisys, Customer will discontinue use and return such Software including all copies and documentation, and Unisys will grant a credit for the price paid to Unisys, less a reasonable offset for use and obsolescence.

17.3 Unisys will not defend or indemnify Customer if any claim of infringement or misappropriation (a) is asserted by a parent, subsidiary or affiliate of Customer, (b) results from Customer's design or alteration of any Product, or
(c) results from use of any Software in combination with any non-Unisys Product.

17.4 This Section states the entire liability of Unisys and Customer's sole and exclusive remedies for patent or copyright infringement and trade secret misappropriation.

18.  TERMINATION AND CANCELLATION

18.1 Unisys may suspend Equipment Maintenance Services or Software Support Services if any


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payment under this Agreement is past due more than 30 days.

18.2 In addition to the Unisys rights under Section 12.3, either party may terminate (a) any license for Software, (b) Software Support Services for any item of Software, or (c) Equipment Maintenance Services for any item of equipment, upon expiration of the applicable term by providing 30 days' prior written notice. Failure to give such notice will result in a renewal or extension of the license or service in accordance with the provisions of the applicable Schedule. The licenses of any Software automatically terminate upon Customer's discontinuance of use of the SPU on which the Software was licensed, at which time Customer must either destroy or return the Software to Unisys.

18.3 Without prejudice to other remedies, Unisys may cancel this Agreement or any order placed under it for default and repossess Software if, upon written notice, Customer fails to (i) make any payment identified as delinquent (including payment of charges for Services) within ten days or (ii) cure any default relating to Sections 9 or 10 within 30 days.

18.4 Unisys may terminate Software Support Services on 30 days' prior written notice if Unisys determines that any Customer Software modification or failure to install a revision or stability update will interfere with the provision of such services.

18.5 Termination or cancellation of this Agreement, or any order under it, will not affect any rights or duties arising under it with respect to Proprietary Information or security interest.

19.  NOTICES

19.1 All notices required by this Agreement to be given to Customer will be sent to its address on the cover page of this Agreement.

19.2 All notices required by Sections 17 and 20.5 to be given to Customer will be sent to its address on the cover page of this Agreement.

19.2 All notices required by Sections 17 and 20 to be given to Unisys will be addressed to :
Law Department
Unisys Corporation
Township Line & Union Meetings Roads
Blue Bell, PA 19424
cc:  Regional Vice President


All other notices to Unisys will be sent to the Unisys office which has been servicing Customer.

19.3 All notices required by Sections 17 and 20.5 will be sent by certified or registered mail.

20.  ARBITRATION

20.1 Subject to Sections 20.2 through 20.5 hereafter, any controversy or claim arising out of or relating to this Agreement or the breach thereof will be settled by arbitration before three arbitrators in accordance with the Rules of the American Arbitration Association ("AAA") then in effect, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration will be conducted in the city nearest Customer's main U.S. office having an AAA regional office. The arbitrators will be selected from a panel of persons having experience with the knowledge of electronic computers and the computer business, and at least one of the arbitrators selected will be an attorney.

20.2 The arbitrators will have no authority to award punitive damages nor any other damages not measured by the prevailing party's actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement.

20.3 Either party, before or during any arbitration, may apply to a court having jurisdiction for a temporary restraining order or preliminary injunction for a temporary restraining order or preliminary injunction where such relief is necessary to protect its interests pending completion of the arbitration proceedings. Arbitration will not be required for actions for recovery of specific property, such as actions for replevin.

20.4 Neither party nor the arbitrators may disclose the existence or results of any arbitration hereunder without the prior written consent of both parties.

20.5 Prior to initiation of arbitration or any other form of legal or equitable proceeding, the aggrieved party will give the other party written notice in accordance with Section 19 describing the claim and amount as to which it intends to initiate action.


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21.  OTHER PROVISIONS

21.1 All risk of loss or damage to Software will pass to Customer upon delivery to Customer's location.

21.2 Neither party will be liable for failure to fulfill its obligations when due causes beyond its reasonable control.

21.3 Any failure or delay by either party in exercising any right or remedy will not constitute a waiver.

21.4 This Agreement will be governed by the local law of the Commonwealth of Pennsylvania.

21.5 This Agreement constitutes the entire agreement between the parties with respect to the subject matter described in this Agreement and supersedes all prior proposals and agreements, both written and oral, and all other written and oral communications between the parties. The terms and conditions of this Agreement will supersede all other terms and conditions submitted by Customer.

22.6 Unisys may assign this Agreement or its interest in any equipment, or assign the right to receive payments, without Customer's consent. Any such assignment, however, will not change the obligations of Unisys to Customer. Customer will not assign or transfer its rights or obligations under this Agreement without prior written consent of Unisys. Any assignment or transfer prohibited by this provision will be void.

22.7 This Agreement may be modified only by a writing signed by a duly authorized representative of each party.

22.8 No arbitration proceeding or legal action, regardless of its form, related to or arising out of this Agreement, may be brought by either party more than two years after the cause of action first accrued.

22.9 Each paragraph and provision of this Agreement is severable, and if one or more paragraphs or provisions are declared invalid, the remaining provisions of this Agreement will remain in full force and effect.


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Customer acknowledges it has read and understands this Agreement (including all attached schedules) and is not entering into this Agreement on the basis of any representations not expressly set forth in it.


AGREED AND ACCEPTED

Unisys Corporation                     Customer:  Bank of Santa Maria

                                       Signature Present             11-3-90
-----------------------------------    ----------------------------------------
Signature               Date           Signature                      Date



-----------------------------------    ----------------------------------------
Name (Printed)                         Name (Printed)


-----------------------------------    ----------------------------------------
Title                                  Title



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                                                           Agreement Number

UNISYS                                                     90110417
                             SUPPLEMENTAL SCHEDULE ORDER


Client
--------------------------------------------------------------------------------

BANK OF SANTA MARIA


Description of Products/Services
--------------------------------------------------------------------------------

Conversion to Surety 2000 with Premium Access

THIS ORDER CONSISTS OF THE PRODUCTS AND/OR SERVICES DESCRIBED ON THE SUPPLEMENTAL SCHEDULES CHECKED BELOW:

Check if       Number    Total dollars      Description
applicable    of pages

                                            Equipment Sale Supplemental
---------      --------    ---------        Schedule

    X            3         4838.62          SURETY Support Services
---------      --------    ---------        Supplemental Schedule

                                            Software Licenses Supplemental
---------      --------    ---------        Schedule

                                            Information Services Supplemental
---------      --------    ---------        Schedule

    X            2           N/A            Unisys SURETY 2000 Addendum for
---------      --------    ---------        Unisys SURETY Support Services


--------------------------------------------------------------------------------

This Supplemental Schedule Order is an amendment to the Agreement identified by the Agreement Number above and is governed by the terms and conditions of said Agreement, and will become effective when accepted by Unisys.

Agreed and Accepted

Unisys Corporation


Signature Present       1/15/96          Signature Present      12/20/95
-------------------------------------    --------------------------------------
(Signature)             (Date)           (Signature)             (Date)


Larry Vandoren                                Cheryl Dunshee
-------------------------------------    --------------------------------------
(Printed/typed name)                     (Printed/typed name)


Contracts Manager  Unisys Corporation    Senior Vice President
-------------------------------------    --------------------------------------
(Title)                                  (Title)



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                                                           Agreement Number
UNISYS                                                     90110417

                           SURETY Support Services Addendum

This Addendum amends the agreement referenced above by Agreement Number (the "Agreement"), and applies to: (a) all orders for SURETY Support Services under the Agreement upon duration of the then-current term. Only definitions, descriptions and levels of this Addendum will apply to these Services.

A.  DEFINITIONS

PRINCIPAL PERIOD OF MAINTENANCE ("PPM") means 8:00 AM to 5:00 PM, Client's local time, Monday through Friday, excluding Unisys designated holidays.

OFF HOURS means all hours other than the PPM.

CLIENT OPERATIONAL HOURS ("COH") means all times when Client uses the Products.

FAILED UNIT means a unit of equipment enrolled under SURETY Support Services, which is deemed eligible by Unisys for exchange, that is identified by Client as not in working order.

EXCHANGE UNIT means new, repaired, or previously used equipment in working order that Unisys conveys to Client as a replacement for a Failed Unit. The Failed Unit shall become the property of Unisys upon Client's receipt of the Exchange Unit or, if later, upon receipt of the Failed Unit by Unisys. Client warrants that title to the Failed Unit, and Unisys warrants that title to the Exchange Unit, shall be free and clear of all claims, liens, and encumbrances including security interests.

SAME DAY SERVICE means Unisys will make every reasonable effort to respond to Client's request for on-site SURETY service within four (4) hours provided the request is received no later than four (4) hours prior to the end of Client's hours of coverage.

NEXT DAY SERVICE means Unisys will make every reasonable effort to respond to Client's request for on-site SURETY service received during PPM no later than the next PPM.

B.  SERVICE DESCRIPTIONS

Unless specified on the Schedule or in this Section, the Initial Term for SURETY Support Services will be 12 months and will commence on the later of the Installation Date of the applicable Products or the date Unisys accepts the Services. Unless specified on the Schedule, the Initial Term of SURETY Support Services for Products added to a system already enrolled under SURETY Support Services will be coterminous with the applicable term of the Services on that system and, for purposes of changes to SURETY Support Service charges, will be deemed to have the same commencement date as the applicable term of the Services on that system. Following the Initial Term, SURETY Support Services will continue on an annual renewal basis at Unisys then-current prices until terminated or canceled according to the terms of this Agreement. The specific services for each Service Level are identified on the next page.

1. SUPPORT CENTER SERVICES provides assistance by electronic or voice communication during the PPM on operating the Products, identifying Product errors or malfunctions and advising on known detours, reporting software problems via a User Communication Form (UCF), and determining the need for on-call remedial service. Support Center Services during Off Hours consist of expediting response to network down and system emergencies. Some multivendor products are not included in this service.

2. USER COMMUNICATION SERVICES provides for reporting of suspected Product errors or malfunctions or suggested new feature changes. Unisys will make reasonable efforts to provide detours or corrections for Unisys Products or multivendor Products if available to Unisys at no additional charge from the vendor. Client will install all error corrections.

3. ESSENTIAL ENGINEERING CHANGES are changes released by Unisys for safety purposes or changes Unisys determines are essential to the performance of equipment. Changes will be installed at a mutually acceptable time during the applicable hours of coverage. For multivendor equipment, Unisys will


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install Essential Engineering Changes based upon the availability of required materials at no cost to Unisys and additional labor charges will apply for Service Levels other than Comprehensive Gold and Platinum.

4. EQUIPMENT MAINTENANCE PARTS are parts required for repairs made by Unisys personnel.

5. MAIL-IN SERVICE allows Client, at its expense and risk, to ship or bring a Failed Unit to the Unisys designated location. Within 7 business days of receipt, Unisys repairs the Failed Unit or gives Client an Exchange Unit.

6. SOFTWARE MAINTENANCE RELEASES include error corrections and maintenance releases that have been developed or provided by Unisys. These releases shall be licensed only for use on the designated computer system(s) under the applicable license agreement. Client will install all error corrections and maintenance realeases.

7. ELECTRONIC SELF SERVICES provides Client with 1-800 telephone access by a dial-up connection to place Client Assistance Requests (CARs) and to get information on Unisys Products and services.

8. ADVANCE EXCHANGE SERVICE allows Client to notify the Unisys designated point of contact of a Failed Unit enrolled in the Service. Upon notification, Unisys will ship an Exchange Unit to the Client using a next day delivery service. Client will install the Exchange Unit and, at its expense and risk, ship the Failed Unit to Unisys within 14 days after Client's receipt of the Exchange Unit. Advance Exchange Service is limited to selected equipment.

9. EQUIPMENT ON-CALL REMEDIAL MAINTENANCE includes on-site repair or Exchange Unit service, at Unisys option, of equipment, if a problem remains unresolved after Client has utilized Support Center Services as prescribed.

10. ELECTRONIC ON-SITE SERVICES allows the Support Centers to receive system data from Client and perform remote failure analysis. Client shall supply the equipment, software, and communication facilities to use the electronic support service capabilities of the Products as outlined in the Unisys product support plan.

11. EQUIPMENT PREVENTIVE MAINTENANCE, including the installation of engineering changes deemed appropriate by Unisys, will be performed at Client's location according to the manufacturer's recommendations at a mutually acceptable time during the applicable hours of coverage.

12. SYSTEMS OPERATIONS REVIEW provides that Unisys will meet with Client's personnel once annually, at a mutually acceptable location and time, to conduct computer systems operation reviews with respect to the Products. Client is responsible for scheduling the meeting. This service applies to systems designated by Unisys as enterprise servers or mainframes.

13. SOFTWARE ON-CALL SUPPORT includes on-site service if Unisys determines that a Software problem remains unresolved after Client has utilized Support Center Services as prescribed. Desktop products are not included in this service.

14. EQUIPMENT ON-CALL REMEDIAL MAINTENANCE GUARANTEED RESPONSE means that for clients located within a 60 mile radius from the center of a Unisys concentration city, Unisys commits to have a client service representative arrive at the Client's site within two (2) hours during PPM and within three (3) hours outside of PPM. Response is measured from the time that Unisys receives the request for service from Client until Unisys arrives at Client's site. If Unisys moves its concentration city or the Client relocates its site so that the Client's site is no longer within a 60 mile radius from the center of a Unisys concentration city, Unisys reserves the right to adjust or eliminate the Service Level.

15. SUPPORT CENTER GUARANTEED RESPONSE (available only during the PPM) provides that Unisys will respond to Client's declared emergencies no later than one (1) hour after receipt of Client's request at the Client Support Center designated by Unisys.

C.  DESCRIPTIONS OF SERVICE ACCESS

STANDARD ACCESS to Support Center Services provides the Client with unlimited use of Electronic Self Services. Voice contacts a chargeable on a per call basis at Unisys then-current rates.

PREMIUM ACCESS to Support Center Services provides the Client with unlimited use of Electronic Self Services and an unlimited number of voice contacts with the Unisys Support Centers.

D.  DESCRIPTIONS OF RESPONSE TO ON-CALL SERVICE REQUESTS

PERFORMANCE SILVER provides Next Day Service for Equipment On-Call Remedial Maintenance.

PERFORMANCE GOLD AND COMPREHENSIVE GOLD provide Same Day Service for Equipment On-Call Remedial Maintenance.

COMPREHENSIVE PLATINUM provides Equipment On-Call Remedial Maintenance Guaranteed Response.


Unisys SURETY Support Service Levels
--------------------------------------------------------------------------------

The Service Levels as described below are cumulative (e.g., the services defined under Performance are in addition to those defined under Partner). NOT ALL SERVICES AND SERVICE LEVELS ARE AVAILABLE ON ALL PRODUCTS; PLEASE SEE THE SERVICE DESCRIPTIONS FOR ADDITIONAL DETAILS. The hours of coverage for Partner and Performance Service Levels are during the PPM. The hours of coverage for Comprehensive Service Levels are during the COH, unless designated PPM only. Individual Unisys SURETY Support Services contained in a higher Service Level than contracted are provided at Client request, as available, at then-current Unisys conditions and charges. Unisys may terminate SURETY Support Services or change support available to a Product upon six months written notice or at the expiration of the then-current term for SURETY Support Services, whichever comes earlier.

--------------------------------------------------------------------------------
SERVICE LEVELS

    COMPREHENSIVE - PLATINUM

    Equipment On-Call Remedial Maintenance Guaranteed Response

    Support Center Guaranteed Response (PPM only)

         COMPREHENSIVE - GOLD

         Systems Operations Review

         Software On-Call Support

              PERFORMANCE - SILVER/GOLD

              Equipment On-Call Remedial Maintenance

              Electronic On-Site Services

              Equipment Preventive Maintenance

                   PARTNER - SILVER

                   Advance Exchange Service

                        PARTNER - BRONZE

                        Support Center Services

                        User Communication Services

                        Essential Engineering Changes

                        Equipment Maintenance Parts

                        Mail-In Service

                        Software Maintenance Releases

                        Electronic Self Services

                                                           Agreement Number

UNISYS                                                     90110417

                               SURETY Support Services
                                Supplemental Schedule

Equipment Location 407310-0064  Bill To Location 407310-0098    Service Level
------------------------------  ----------------------------    -------------
BANK OF SANTA MARIA             BANK OF SANTA MARIA             (C) Comprehensive Platinum
CHERYL DUNSHEE                  CHERYL DUNSHEE                  (G) Comprehensive Gold
2739 SANTA MARIA WAY            2739 SANTA MARIA WAY            (P) Performance Gold
SANTA MARIA, CA 93455           SANTA MARIA, CA 93455           (S) Performance Silver
                                                                (A) Partner Silver
-------------------------------  -------------------------------(B) Partner Bronze
Administrator  Telephone number  Administrator  Telephone number

--------------------------------------------------------------------------------------------------------------------------------
Initial term                    Annual rate increase cap        SURETY Support Services Commencement Date
(Check if more than one year)   (3-year initial term or longer)
    2 years   X - 3 years   Other: years     %                                  01-01-96
--------------------------------------------------------------------------------------------------------------------------------
Service Access (Check one)        Billing Period (Check one)
  Standard    X - Premium         Monthly        Annual         X - Other:  Prepay
--------------------------------------------------------------------------------------------------------------------------------

LIST OF PRODUCTS APPLICABLE TO THIS AGREEMENT
--------------------------------------------------------------------------------------------------------------------------------
Level    Style          Description (Include vendor name  Quanity  Monthly Warranty     Upgrade Total  Monthly SURETY    Total
                        and model if multivendor product)          Service Unit Charge  Charge         Unit Charge       Charge

P        A11011 -A      SYS:A11 MODEL E11                    1                                            924.72        924.72
           A1101-SYS    PROC:A11 SYSTEM E SINGLE             1
P        A11-CP1        INST: A11 COMP PKG1(SINGLE)          1                                             INCL.
           A1103-SCP    PROC:SYSTEM CONTROL                  1
           CA301-SCI    ADPTR:SNGL ENDED SCSI CH             1
           RM5-CA4      INSTL:CHANNEL ADPTR MOD              1
           RM3-PR3      INSTL: PERIPHERAL RACK               1
           A1101-AUX    PROC:SINGLE AUX CP                   1
           UT200-2      DISPLAY:POLL/SELECT TERM             1
           KB27         KEYBD:UT200-2, UT200 - 2M            1                                             INCL.
P        RM36-0         CABINET:36U OPEN FRONT               1                                             INCL.
P        RM36-02        CABINET:36U OPEN ADD-ON              1                                             67.10         67.10
P        MLI11-PK1      INSTL:INIT ORDER MLI PKG             1
           RM9-IO3      INST:MLI I/O BASE                    1
           CA301-MLE    ADPTR:MLI CHANNEL                    1
           CBL15-MLI    CABLE:15FT MLI                       1                                             86.90         86.90
P        X310-92        CTRL:SCSI INTERNAL DLP               1                                             INCL.
P        X310-RFI       I/F:NON-FCC DLP TO FCC               1                                             26.40         26.40
P        CA312-SCI      ADPTR:DIFFERENTIAL SCSI2             1                                             83.60         83.60
P        A11-SE1        O/S:SSF FOR MODEL E11                1                                             INCL.
P        A11-MCM        O/S:A11 SYS S/W CORE MED             1                                             76.00         76.00
P        A11-DCS        COM SW:DATA COMMUNICATN              1                                             INCL.
P        A11-PCM        O/S:PROTOCOLS CORE MEDIA             1                                             INCL.
P        A9100-SL2      DRIVER:SCSI - 2 DISK                 2                                             INCL.
P        A5100-SL2      DRIVER: O-R TAPE                     1                                            134.20        134.20
P        X602-ICP       CTRL:ICP10 - A3,5,9,10,11            1
          X600-ICP      CTRL:ICP10 A BASE                    1                                             93.50         93.50
P        A11-HLC        LAN SW:HOST CONNECTION               1
           A11-HL1      LAN SW:HOST COMPONENT                1
           A11-LPS      LAN SW:LOCAL PORT SUBSYS             1

 For Clients ordering SURETY Support Services for equipment which also has a Service   Total Upgrade Charges   Total Monthly Charges
 Warranty period, the following applies.  During the Service Warranty period, or any   $                      $        1492.42
 portion of this period, the equipment receives the SURETY Support Services ordered.   ---------------------   ---------------------
 The Monthly SURETY charge for equipment will not apply during the Service Warranty   Other                   Other
 period: however, the Monthly Service Warranty Upgrade charge will apply.             $                       $
                                                                                      ---------------------   ---------------------
                                                                                      Upgrade Grand Total     Grand Total
                                                                                      $                       $
                                                                                      ---------------------   ---------------------


                                                           Agreement Number
UNISYS                                                     90110417

                               SURETY Support Services
                                Supplemental Schedule


Equipment Location 407310-0064  Bill To Location 407310-0098    Service Level
------------------------------  ----------------------------    -------------
BANK OF SANTA MARIA             BANK OF SANTA MARIA             (C) Comprehensive Platinum
CHERYL DUNSHEE                  CHERYL DUNSHEE                  (G) Comprehensive Gold
2739 SANTA MARIA WAY            2739 SANTA MARIA WAY            (P) Performance Gold
SANTA MARIA, CA 93455           SANTA MARIA, CA 93455           (S) Performance Silver
                                                                (A) Partner Silver
-------------------------------  -------------------------------     (B) Partner Bronze
Administrator  Telephone number  Administrator  Telephone number

--------------------------------------------------------------------------------------------------------------------------------
        Initial term                Annual rate increase cap            SURETY Support Services Commencement Date
(Check if more than one year)   (3-year initial term or longer)
    2 years   X - 3 years   Other: years     %                                          01-01-96
--------------------------------------------------------------------------------------------------------------------------------
Service Access (Check one)        Billing Period (Check one)
  Standard    X - Premium         Monthly        Annual         X - Other:  Prepay
--------------------------------------------------------------------------------------------------------------------------------

List of Products Applicable to This Agreement
--------------------------------------------------------------------------------------------------------------------------------
Level    Style          Description (Include vendor name  Quanity  Monthly Warranty     Upgrade Total  Monthly SURETY    Total
                        and model if multivendor product)          Service Unit Charge  Charge         Unit Charge       Charge


 P        X378-30        CTRL:ENHANCED DATE COMM              1                                             60.50         60.50
 P        A1003-MOD      COM HW:REMOTE SPRT MODEM             1                                             INCL.
 P        USR4262-D22    DISK:PKG DP 2X1545-16 MB             1           14.30             14.30          110.00        110.00
           USR4000-SM2   DISK:SDM2 WITH AC/AIR MOD            1
           SDM1000-F50   UPGRD:SDM 50P FEED THRU              4
           SDM1000-T50   UPGRD:SDM 50P TERMINATOR             2
           SDM1000-RPC   UPGRD:SDM 2ND AC/AIR MOD             1
           SDM1000-SBS   UPGRD:SDM STATUS BUS SLV             1
           USD2000-C23   DISK:DEV CAGE 1.5GBX16MB             2
 P        USR32112-PDU   POWER:PKG 3U PDU IHUB 2              1                                             17.60         17.60
           USR3000-PDU   PWR:3U RACK MOUNT PDU                1
           PDU1000-RPU   UPGRD:PDU RESILNT PS/FAN             1
           PDU1000-SBM   UPGRD:PDU STATUS BUS MAS             1
           PDU1000-PNL   UPGRD:PDU OPERATOR PANEL             1
           PDU1000-PCN   I/F:PDU POWER NET CNTRL              1

          ITEMS THAT ARE DESIGNATED WITH
          ***" IN THE NCM COLUMN ARE
          ENTITLED TO A 18 MONTH SERVICE
          WARRANTY.


 P        X378-30        CTRL:ENHANCED DATA COMM              2                                             60.50        121.00
 P        X310-91        CTRL:SCSI EXTERNAL DLP               1                                             93.50         93.50
 P        DP1000-31      SORTER:4 PKT MOD UPGRADE             1                                            171.60        171.60
 P        SNS12          SURENET - 12 HOURS                   1                                             INCL.
 P        PWM100-MON     DISPLAY:TERMINAL MONITOR             1                                             INCL.
 P        X310-90        CTRL:SCSI DLP INTERNAL               2                                             93.50        187.00
 P        X399-20        CTRL:READER/SORTER DLP 2             1                                             58.30         58.30
 P        T27-K5         KEYBD:T 27                           1                                             INCL.
 P        B25-LC         PWR CORD:LINE CORD                   2                                             INCL.

--------------------------------------------------------------------------------------------------------------------------------
 For Clients ordering SURETY Support Services for equipment               Total Upgrade Charges        Total Monthly Charges
 which also has a Service Warranty period, the following applies.         $       14.30                $         819.50
 During the Service Warranty period, or any portion of this period,        -----------------------------------------------------
 the equipment receives the SURETY Support Services ordered.  The         Other                        Other
 Monthly SURETY charge for equipment will not apply during the            $                            $
 Service Warranty period: however, the Monthly Service Warranty            -----------------------------------------------------
 Upgrade charge will apply.                                                Upgrade Grand Total          Grand Total
                                                                           $                            $
                                                                           -----------------------------------------------------


                                                           Agreement Number
UNISYS                                                     90110417

                             SURETY Support Services
                              Supplemental Schedule

Equipment Location 407310-0064  Bill To Location 407310-0098    Service Level
------------------------------  ----------------------------    -------------
BANK OF SANTA MARIA             BANK OF SANTA MARIA             (C) Comprehensive Platinum
CHERYL DUNSHEE                  CHERYL DUNSHEE                  (G) Comprehensive Gold
2739 SANTA MARIA WAY            2739 SANTA MARIA WAY            (P) Performance Gold
SANTA MARIA, CA 93455           SANTA MARIA, CA 93455           (S) Performance Silver
                                                                (A) Partner Silver
-------------------------------  -------------------------------(B) Partner Bronze
Administrator  Telephone number  Administrator  Telephone number

--------------------------------------------------------------------------------------------------------------------------------
        Initial term                Annual rate increase cap             SURETY Support Services Commencement Date
(Check if more than one year)   (3-year initial term or longer)
    2 years   X - 3 years   Other: years     %                                              01-01-96
--------------------------------------------------------------------------------------------------------------------------------
Service Access (Check one)        Billing Period (Check one)
  Standard    X - Premium         Monthly        Annual         X - Other:  Prepay
--------------------------------------------------------------------------------------------------------------------------------

LIST OF PRODUCTS APPLICABLE TO THIS AGREEMENT
--------------------------------------------------------------------------------------------------------------------------------
Level    Style          Description (Include vendor name  Quantity  Monthly Warranty     Upgrade Total  Monthly SURETY    Total
                        and model if multivendor product)           Service Unit Charge  Charge         Unit Charge       Charge

 P        DP1000-A       SORTER:BASIC UNIT 1.7MB              1                                           1219.90       1219.90
 P        DP1000-8T      SORTER:12 POC CONFG1-12              1                                            514.80        514.80
 P        DP1000-21      READER:DOUBLE READ E13B              1                                            188.10        188.10
 P        DP1800-91      I/F:DATA COMM                        1                                             84.70         84.70
 P        DP1000-50      ENDORSER:REAR STMP&MTRX              1                                            191.40        191.40
 P        DP1000-60      M/FILM:CINEMODE MICROFIL             1                                            327.80        327.80
 P        DP1000-SSA     A SERIES HOST TAPE                   1                                             INCL.
 P        DP1000-SS1     DP1000 SYS SW DISK                   1                                             INCL.



           YEAR ONE $4821.02 X 12 = $57852.24 + 171.60 (UPGRADE CHARGES)
           =$58,023.84

           YEAR TWO $4821.02 X 6 = $28926.12 + 4838.62 X 6 = $29031.72+
           85.80 (UPGRADE CHARGES) = $58043.64

           YEAR THREE $4838.62 X 12 = $58063.44
           TOTAL = $174,130.92

           LESS 10%          $17,413.09

           GRAND TOTAL  $156,717.83


--------------------------------------------------------------------------------------------------------------------------------
 For Clients ordering SURETY Support Services for equipment                Total Upgrade Charges        Total Monthly Charges
 which also has a Service Warranty period, the following applies.          $                            $         2526.70
 During the Service Warranty period, or any portion of this period,        -----------------------------------------------------
 the equipment receives the SURETY Support Services ordered.  The          Other                        Other
 Monthly SURETY charge for equipment will not apply during the             $                            $
 Service Warranty period: however, the Monthly Service Warranty            -----------------------------------------------------
 Upgrade charge will apply.                                                Upgrade Grand Total          Grand Total
                                                                           $                            $
                                                                           -----------------------------------------------------
